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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 29, 2018
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C&J Energy Services, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-38023	81-4808566
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3990 Rogerdale Rd.
Houston, Texas 77042
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (713) 325-6000
N/A
(Former Name or Former Address, If Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐
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Item 5.07    Submission of Matters to Vote of Security Holders
On Tuesday, May 29, 2018, C&J Energy Services, Inc. (“C&J” or the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, C&J’s stockholders voted on the following proposals, and the final voting results for each proposal are set forth below:
Proposal 1 – The Election of Two Directors to Serve as Class I Directors on the Company’s Board of Directors until the Company’s 2021 Annual Meeting of Stockholders:

A)	Stuart Brightman

FOR		AGAINST / WITHHOLD		BROKER NON-VOTES
# of Votes Cast	% of Proposal Votes	# of Votes Cast	% of Proposal Votes	# of Votes Cast
40,177,397	70.4%	16,879,922	29.6%	4,498,299

B)	Michael Zawadzki

FOR		AGAINST / WITHHOLD		BROKER NON-VOTES
# of Votes Cast	% of Proposal Votes	# of Votes Cast	% of Proposal Votes	# of Votes Cast
39,739,080	69.7%	17,318,239	30.3%	4,498,299

Each director nominee was elected by the Company’s stockholders, as recommended by the Company’s Board of Directors.

Proposal 2 – The Approval, on an Advisory Basis, of the 2017 Compensation of the Company’s Named Executive Officers:

FOR		AGAINST		WITHHOLD / ABSTAIN		BROKER NON-VOTES
# of Votes Cast	% of Proposal Votes	# of Votes Cast	% of Proposal Votes	# of Votes Cast	% of Proposal Votes	# of Votes Cast
33,372,300	58.5%	23,388,991	41.0%	296,028	0.5%	4,498,299

As reflected above, the Company’s stockholders approved, on an advisory basis, the 2017 compensation of the Company’s named executive officers, as recommended by the Company’s Board of Directors. This is an advisory vote and is not binding upon the Company, the Compensation Committee or the Board of Directors. However, because the Company values the views of its stockholders, the Compensation Committee, which is comprised solely of independent directors and is responsible for, among other things, designing and administering the Company’s executive compensation program, will consider the results of this advisory vote, along with all other feedback and expressions of stockholder views it has received, and may in the future receive, on specific policies and desirable actions, when considering future decisions with respect to executive compensation.

Proposal 3 –The Approval, on an Advisory Basis, of the Frequency on which the Company will in the Future Submit a Proposal to Stockholders to Approve, on an Advisory Basis, Executive Compensation:

ONE (1) YEAR	TWO (2) YEARS	THREE (3) YEARS	WITHHOLD / ABSTAIN	BROKER NON-VOTE
56,435,257	2,788	324,099	295,175	4,498,299

The Company’s stockholders approved, on an advisory basis, one (1) year as the preferred frequency on which the Company will in the future submit a proposal to stockholders to approve, on an advisory basis, the compensation of the Company’s named executive officers, as recommended by the Company's Board of Directors. In accordance with these results and its previous recommendation, the Company’s Board of Directors determined that future advisory votes on the compensation of the Company’s named executive officers will be held every year until the next required advisory vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers, which the Company’s expects to hold no later than its 2024 annual meeting of stockholders.

Proposal 4 – The Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year ending December 31, 2018:

FOR		AGAINST		WITHHOLD / ABSTAIN
# of Votes Cast	% of Proposal Votes	# of Votes Cast	% of Proposal Votes	# of Votes Cast	% of Proposal Votes
61,546,170	100.0%	9,308	0.0%	140	0.0%

The Company’s stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting for the year ending December 31, 2018, as recommended by the Company’s Board of Directors.

SIGNATURES
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C&J ENERGY SERVICES, INC.
Date: May 30, 2018
	By:	/s/ Danielle Hunter
	Name:	Danielle Hunter
	Title:	Executive Vice President, General Counsel,
Chief Risk and Compliance Officer and
Corporate Secretary